CONSENT OF COUNSEL

         We hereby consent to the use of our opinion included herein and to the incorporation by reference in this Registration Statement on Form S-1 of all references to this firm under the heading "Legal Matters" in the Prospectus constituting a part of the Registration Statement on Form S-1 of Transeastern Properties, Inc. (File No. 333_______).






                                               STEARNS WEAVER MILLER WEISSLER
                                               ALHADEFF & SITTERSON, P.A.

Miami, Florida
August 16, 1995